MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 1

                   For the November 20, 1996 Distribution Date

                     For period beginning on August 1, 1996
                and ending on October 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among Auto Funding II L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is a Officer of the Master Administrator.

     4.   The date of this Report is November 18, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               July 31, 1996 was....................................0.40292514
                                                                    ----------

          (b)  The Pool Factor with respect to
               October 31, 1996 was................................ 0.33671328
                                                                    ----------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of July 31, 1996 (after giving effect to the
               disbursements in reduction of principal,
               if any, on the immediately preceding
               Distribution Date) was.......................... $ 4,125,550.54
                                                                --------------

          (b)  The Seller Certificate Principal Balance as
               of July 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if
               any, on the immediately preceding
               Distribution Date) was.......................... $   334,986.32
                                                                --------------

     7.   Computation of the Available Subordination Amount.

          (a)  The Maximum Subordination Amount in respect
               of such Distribution Date is ................... $   831,078.15
                                                                --------------

          (b)  The Cumulative Subordination Payments with
               respect to such Distribution Date is ........... $       -0-
                                                                --------------

          (c)  The Available Subordination Amount with
               respect to such Distribution Date [a - b] is ... $   831,078.15
                                                                --------------

     8.   The Cash Reserve Account.

          (a)  The Required Cash Reserve Amount (assuming
               all withdrawals or deposits to be made with
               respect to the current Distribution Date
               are made) is ................................... $   206,277.53
                                                                --------------

          (b)  The Available Cash Reserve Amount available
               for deposit to the Collection Account on the
               related Deposit Date (prior to any
               withdrawals or deposits to be made with
               respect to the current Distribution Date
               are made) is ................................... $   250,377.14
                                                                --------------

          (c)  The amount to be deposited to (withdrawn
               from) the Available Cash Reserve Amount with
               respect to the current Distribution Date
               was............................................. $  (44,099.61)
                                                                --------------

          (d)  The Available Cash Reserve Amount available
               for deposit to the Collection Account on the
               related Deposit Date (after any withdrawals
               or deposits to be made with respect to the
               current Distribution Date are made) is ......... $   206,277.53
                                                                --------------

     9.   Aggregate Monthly Servicing Fee.

          (a)  The aggregate Monthly Servicing Fee paid to
               the Servicer on the August 19, 1996 Monthly
               Fee Date and the September 19, 1996
               Monthly Fee Date was ........................... $    34,673.39
                                                                --------------

          (b)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is ... $    10,187.56
                                                                --------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect
               of such Due Period [a+b] is .................... $   44, 860.95
                                                                --------------

     10.  Aggregate Monthly Subrogation Amount.

          (a)  The aggregate Monthly Subrogation Amount paid
               to the Master Administrator on the August 19,
               1996 Monthly Fee Date and the September 19,
               1995 Monthly Fee Date was....................... $       -0-
                                                                --------------

          (b)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ................... $       -0-
                                                                --------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in
               respect of such Due Period [a+b] is ............ $       -0-
                                                                --------------

     11.  Aggregate Monthly Administrator Fee.

          (a)  The aggregate Monthly Administrator Fee paid
               to the Master Administrator on the August 19,
               1996 Monthly Fee Date and the September 19,
               1996 Monthly Fee Date was ...................... $    10,541.12
                                                                --------------

          (b)  The Monthly Administrator Fee owing
               on the related Distribution Date is ............ $     5,937.36
                                                                --------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator
               in respect of such Due Period [a+b] is ......... $    16,478.48
                                                                --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was .......... $   962,761.43
                                                                --------------

          (b)  The amount of Available Funds with respect to
               the immediately preceding Due Period that
               were retained in the Collection Account was..... $    33,971.59
                                                                --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account
               for the Due Period and transferred to the
               Collection Account on the related Deposit
               Date was ....................................... $    12,540.70
                                                                --------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was ................. $ 1,009,273.72
                                                                --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was ..................... $      - 0 -
                                                                --------------

          (f)  The amount of Available Funds and interest
               earned on the Collection Account and the Cash
               Reserve Account used to pay the Monthly
               Servicing Fee and the Monthly Administrator
               Fee on the August 19, 1996 Monthly Fee Date
               and the September 19, 1996 Monthly Fee
               Date was ....................................... $    45,214.51
                                                                --------------

          (g)  The amount of Available Funds and interest
               earned on the Collection Account and the Cash
               Reserve Account remaining after the purchase
               of additional Auto Loans and the payment of
               the Monthly Servicing Fee and the Monthly
               Administrator Fee with respect to the
               related Due Period [d-e-f] is .................. $   964,059.21
                                                                --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly Servicing
               Fee to be paid to the Servicer on such
               Distribution Date is ........................... $    10,187.56
                                                                --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the Master
               Administrator on such Distribution Date is ..... $       -0-
                                                                --------------

          (c)  The amount of the Monthly Administrator Fee
               to be paid to the Master Administrator on
               such Distribution Date is ...................... $     5,937.36
                                                                --------------

          (d)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ........ $    90,246.42
                                                                --------------

          (e)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificates is ................................ $   677,943.21
                                                                --------------

          (f)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders [d+e] is ........... $   768,189.63
                                                                --------------

          (g)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Seller
               Certificate at the Certificate Rate is ......... $     7,327.83
                                                                --------------

          (h)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes a reduction of principal with
               respect to the Seller Certificate is ........... $    55,047.61
                                                                --------------

          (i)  The amount to be deposited(withdrawn) from
               the Cash Reserve Account is..................... $   (44,099.61)
                                                                --------------

          (j)  The amount to be retained in the Collection
               Account with the respect to the Partial
               Payment Amount is .............................. $    29,482.08
                                                                --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in clauses (g) and (h) is .......... $   131,986.75
                                                                --------------

          (l)  The total amount of the distribution to be
               made to the Seller Certificateholders
               [g+h+k] is...................................... $   194,362.19
                                                                --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of October 31, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, made on the related Distribution Date)
               is ............................................. $ 3,447,607.33
                                                                --------------

          (b)  The Seller Certificate Principal Balance as
               of October 31, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, on the related Distribution Date) is ... $   279,938.71
                                                                --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of November 1996.

                                   NYLIFE SFD Holding INC.
                                   as Master Administrator

                                   By:/s/ Scott Drath
                                      ------------------------
                                      Name:  Scott Drath
                                      Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

                       EVENT OF ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of October 31, 1996 [the close of business on the last day of the Due Period]

             Number of Days      Number of              Aggregate Principal
             Delinquent          Auto Loans             Balance of Auto Loans
             ----------          ----------             ---------------------

             current (0-29)             485                     $ 3,115,581
                30 - 59                  51                         395,840
                60 - 89                  12                          85,486
               90 - 120                   3                          17,501
               over 120                 107                         529,220
                               ------------                   -------------
             Totals:                    658                     $ 4,143,628
                               ============
             Aggregate Principal Balance of Defaulted
               Auto Loans at October 31, 1996                      (416,082)
                                                              -------------
             Aggregate Principal Balance allocable
               to Certificateholders                            $ 3,727,546
                                                              =============


     2. Total Amounts Collected for the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was.................. $   784,834.64
                                                                --------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               for the Due Period was ......................... $   182,416.30
                                                                --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for
               the Due Period was.............................. $   967,250.94
                                                                --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                   Aggregate Principal
                      Auto Loans                 Balance of Auto Loans
                      ----------                 ---------------------

                          17                          $152,897.86


     4.   The information specified in item 13(d) through
          (f) stated on the basis of $1,000 Initial
          Principal Amount.

                      The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable stated
               on the basis of $1,000 Initial Principal
               Amount is ...................................... $     8.813987
                                                                --------------

          (b)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of
               principal with respect to the Investor
               Certificate on the basis of $1,000 Initial
               Principal Amount is ............................ $    66.211858
                                                                --------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the
               Investor Certificateholders on the basis of
               $1,000 Initial Principal Amount is ............. $    75.025845
                                                                --------------

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1

--------------------------------------------------------------------------------

      FOR THE PERIOD BEGINNING NOVEMBER 1, 1996 AND ENDING NOVEMBER 30, 1996

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company ,as Trustee, does hereby certify as follows:

1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 12/12/96

4.1   Principal Reconciliation

                                             Number of Accounts    Aggregate Prin Balance
                                             ------------------    ----------------------
Ending Balance 10/31/96 ............                  574                  $3,727,546.04
Redeemed Repos this reporting period                   0                           $0.00
Repurchase .........................                                               $0.00
Principal Payments .................                                        ($107,021.85)
Prepayment of Principal ............                  -19                    ($96,949.91)
Forced Closed / Charge Off .........                                             ($27.94)
Insurance Proceeds .................                                          ($5,765.96)
Net Aggregate Principal Balance of
   Defaulted Auto Loans during 11/96                  -4                     ($26,974.01)
                                             ==================    ======================

Ending Balance 11/30/96 ............                  551                  $3,490,806.37

4.12  Defaulted Principal Reconciliation

                                             Number of Accounts    Aggregate Prin Balance
                                             ------------------    ----------------------
Ending Balance 10/31/96                                84                     $416,081.96
New Repossessions                                      4                       $26,974.01
New Skips                                              0                            $0.00
New Gaps                                               0                            $0.00
Repos Redeemed During Reporting Period                 0                            $0.00
Recoveries on Defaulted Auto Loans                     0                 )     ($2,940.93
Charge Off / Forced Close                              -2                )     ($3,786.63
New Repo Prev Reported as Skip                         0                            $0.00
                                             ==================    ======================
Ending Balance 11/30/96                               86                      $436,328.41

     Nafco Trust 1 11/96

5     Aggregate Principal Balance of the Auto Loans

      a. As of 10/31/96

      Number of Days             Number of        Aggregate Principal Balance
        Delinquent              Auto Loans              of Auto Loans
      ---------------          -------------      ---------------------------
      current (0 - 29)              485                         $3,115,580.88
           30-59                     51                           $395,839.77
           60-89                     12                            $85,486.29
           90-119                     3                            $17,500.81
          over l20                  107                           $529,220.25
                               -------------      ---------------------------
          Totals:                   658                         $4,143,628.00 **

      Aggregate Outstanding Principal Balance
      of Defaulted Auto Loans as of 10/31/96                     ($416,081.96)
                                                     ========================

      Aggregate Principal Pool Balance as of 10/31/96
      (Net of Defaulted Auto Loans)                             $3,727,546.04
                                                     ========================

    b.   As of 11/30/96

      Number of Days             Number of        Aggregate Principal Balance
        Delinquent              Auto Loans              of Auto Loans
      ---------------          -------------      ---------------------------
      current (0 - 29)              464                        $2.91 5,470.34
         30 - 59                     49                           $359,850.93
         60 - 89                     13                            $76,502.57
         90-119                       3                            $35,361.98
        over 120                    108                           $539,948.96
                               -------------      ---------------------------

         Totals:                    637                         $3,927,134.78

        Aggregate Outstanding Principal Balance
        of Defaulted Auto Loans as of 11/30/96                   ($436,328.41)
                                                     ------------------------

        Aggregate Principal Pool Balance as of
        11/30/96 (Net of Defaulted Auto Loans)                  $3,490,806.37
                                                     ========================

** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.

Nafco Trust 1 11/96

6.    Defaulted Auto Loans

      a. Auto Loans that became Defaulted Auto Loans during the Reporting
         Period.

         Number of                                   Aggregate Principal Balance
        Auto Loans                                          of Auto Loans
      --------------                                 ---------------------------
           4            repossessions                                 $26,974.01
           0            skip claims filed                                  $0.00
           0            gap claims filed                                   $0.00
           0            less: repos redeemed                               $0.00
           0            prev rptd skip now repo                            $0.00
           O            repurchase                                         $0.00
      ==============                                 ===========================

           4                     Totals                               $26,974.01

      b. Outstanding Defaulted Auto Loans as of 11/30/96

         Number of                                   Aggregate Principal Balance
        Auto Loans                                          of Auto Loans
      --------------                                 ---------------------------
           65           repossessions                                $304,790.34
           10           skip claims filed                            $101,140.99
            7           gap claims filed                               $2,997.77
            4           Repo Redeemed                                 $27,399.31
                        from prior reporting period
      ==============                                 ===========================
           86                     Totals                             $436,328.41

7.    Auto Loans with Modified Payment Schedules

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

         Number of          Aggregate Principal
        Auto Loans          Balance of Auto Loans    Description of Modification
      --------------       -----------------------   ---------------------------
              2                        $18,277.91       Term Extended 1 Month

Nafco Trust 1 11/96

8.    Repurchased Auto Loans

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                       Number of        Aggregate Principal       Aggregate
      Party            Auto Loans      Balance of Auto Loans   Repurchase Price
      -----            ----------      ---------------------   -----------------
      Seller              N/A
      Originator          N/A
      Master Servicer     N/A
                       ==========      =====================   =================
      Totals:             0                            $0.00               $0.00

9.    Recoveries

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

       Number of Defaulted
      Auto Loans on which                                    Aggregate Amount of
      there were Recoveries       Source of Recoveries           Recoveries
      ---------------------       --------------------       -------------------
                 0                 Proceeds from                          $0.00
                                   sale of collateral

                n/a                 Proceeds from                     $4,637.76
                                   insurance claims

                n/a                  Paid Ahead                      ($1,131.55)

                n/a              Payments/ (Reversals                 $2,870.16

                 0                  Proceeds from                         $0.00
                                     Repurchase
      =====================                                  ===================
                 0                                                    $6,376.37

10.   Repossession Information

                     Number of       Aggregate Principal            Aggregate
     Action          Auto Loans     Balance of Auto Loans        Amount Realized
-----------------    ----------     ---------------------        ---------------
Repossession             4                     $26,974.01

Disposed of after
Repossession             0                                                 $0.00

Repossessions
Redeemed                 1                     $13,192.65
                     ==========     =====================        ===============
Totals:                  5                     $40,166.66                  $0.00

Nafco Trust 1 11/96

11.   Losses

      a.    The aggregate outstanding Principal Balance of
            Auto Loans written-off during the Reporting
            Period was [includes $27.94 in force close]............    $3,814.57
                                                                   -------------
      b.    The aggregate amount of uninsured claims
            (without duplication to amounts referred to in
            clause a) during the Reporting Period was .............   N/A
                                                                   -------------

      C.    The total amount of the losses on the Auto Loans
            during the Reporting Period was .......................    $3,814.57
                                                                   -------------
12.   Total Amount of Payments Collected during the
      Reporting Period and Deposited into the Collection
      Account

      a.    The aggregate portion of Payments collected on
            the Auto Loans allocable to Scheduled Payments
            in Respect of interest on the Auto Loans during
            the Reporting Period was ..............................   $53,830.47
                                                                   -------------
      b.    The aggregate portion of Payments collected on
            the Auto Loans allocable to Scheduled Payments
            in Respect of Principal on the Auto Loans during
            the Auto Loans during the Reporting Period was ........  $107,021.85
                                                                   -------------
      c.    The aggregate portion of Payments collected on
            the Auto Loans allocable to Prepayments during
            the Reporting Period was ..............................  $101,474.93
            [prin. $96949.91 int. $4525.02]                        -------------

      d.    Insurance Proceeds received on Active Auto Loans ......    $6.234.33
            [prin. $5765.96 int. $488.37]                          -------------

      e.    The aggregate portion of Payments collected on
            the Auto Loans allocable to Defaulted Auto Loan
            proceeds during the Reporting Period
            [prin. $2940.93 int. $3,435.44] was .............          $8,376.37
                                                                   -------------

      f.    The total amount of Payments collected on the
            Auto Loans and the total deposited into the
            Collection Account during the Reporting Period was .... $274,,937.95
            (sum of a+b+c+d+e)                                     -------------

      g.    Total Late Charges Received ...........................    $2,814.73
                                                                   -------------

      h.    Excess Funds Recd. on Prev Paid Off Accounts ..........       $10.67
            108902119905020007 $-341.60 108901119906030608         -------------
            $180.00 108901119906020215 $162.27

      i.    Extension Fee on Precomputed Loans ....................      $110.11
                                                                   -------------

      j.    Total Cash Received ...................................  $277,873.46
                                                                   -------------

Nafco Trust 1 11/96

13.   Amount and Computation of Monthly Servicing Fee.

      a.    The Reimbursable Servicer Expenses with respect
            to the calendar month immediately preceding the
            date of this Servicer Report was ......................    $3,098.44
                                                                   -------------
      b.    The Servicer Penalty Payments with respect to
            the period from and including the calendar month
            immediately preceding the date of this Servicer
            Report was ............................................    $1.407.37
                                                                   -------------
      c.    The Servicer Variable Amount with respect to the
            calendar month immediately preceding the date of
            this Servicer Report was ..............................    $1,690.88
                                                                   -------------
      d.    The Monthly Servicing Fee owing to the Master
            Servicer with respect to the calendar month
            immediately preceding the date of this Servicer
            Report is [0.15% x the Aggregate Principal
            Balance of the Auto Loans at the end of the
            immediately preceding calendar month] .................    $5,890.70
                                                                   -------------
      e.    The Monthly Servicing Fee, if any, owing with
            respect to calendar months prior to the
            immediately preceding calendar month is ...............        $0.00
                                                                   -------------
      f.    The total amount owing to the Master Servicer on
            the next following Monthly Fee Date is ................   $12,087.39
                                                                   -------------
Nafco Trust 1 11/96

4.    Events of Servicing Termination

      No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.   Attached Schedules

      Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate.

In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, December 12, 1996.


                                       Electronic Data Systems Corporation
                                       as Servicer


                                       By: /s/ Joanne M. McGrath
                                           ------------------------------------
                                       Joanne McGrath, Senior Manager
                                       Electronic Data Systems Corporation, CAMD

Nafco Trust 1 11/96

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1

--------------------------------------------------------------------------------

      FOR THE PERIOD BEGINNING DECEMBER 1, 1996 AND ENDING DECEMBER 31, 1996



      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3    The undersigned is an Officer of the Servicer.

4    This report is dated 1/10/97

4.1  Principal Reconciliation

                                                Number of   Aggregate Prin
                                                Accounts       Balance
                                                --------       -------

     Ending Balance 11/30/96                         551    $3,490,806.37

     Redeemed Repos this reporting period              0    $        0.00

     Loan Transferred to Trust 5                       0    $        0.00

     Principal Payments                                     $ (101,135.28)

     Prepayment of Principal                         -14    $  (49,011.80)

     Forced Closed / Charge Off                             $      (24.65)

     Insurance Proceeds                                     $        0.00

     Net Aggregate Principal Balance of
       Defaulted Auto Loans during 12/96              -4    $  (37,032.53)

     Ending Balance 12/31/96                         533    $3,303,602.11
                                                ========    =============


4.12 Defaulted Principal Reconciliation

                                                Number of   Aggregate Prin
                                                Accounts       Balance
                                                --------       -------

     Ending Balance 11/30/96                          86    $  436,328.41

     New Repossessions                                 4    $   37,032.53

     New Skips                                         0    $        0.00

     New Gaps                                          0    $        0.00

     Repos Redeemed During Reporting Period            0    $        0.00

     Loan Transferred to Trust 5                      -1    $   (6,950.67)

     Recoveries on Defaulted Auto Loans               -2    $  (30,949.58)

     Charge Off / Forced Close                        -3    $   (2,286.38)

     New Repo Prev Reported as Skip                    0    $        0.00
                                                ========    =============
     Ending Balance 12/31/96                          84    $  433,174.31


Nafco Trust 1 11/96

5    Aggregate Principal Balance of the Auto Loans

     a.   As of 11/30/96

       Number of Days           Number of      Aggregate Principal
         Delinquent             Auto Loans    Balance of Auto Loans
         ----------             ----------    ---------------------

      current (0 - 29)             464            $2,915,470.34
           30-59                    49            $  359,850.93
           60-89                    13            $   76,502.57
           90-119                    3            $   35,361.98
          over 120                 108            $  539,948.96
                                ------            -------------
          Totals:                  637            $3,927,134.78

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 11/30/96       $ (436,328.41)
                                                  -------------

     Aggregate Principal Pool Balance as of
     11/30/96 (Net of Defaulted Auto Loans)       $3,490,806.37
                                                  =============

     b.   As of l2/31/96

       Number of Days           Number of      Aggregate Principal
         Delinquent             Auto Loans    Balance of Auto Loans
         ----------             ----------    ---------------------

      current (0 - 29)             436            $2,695,024.95
           30-59                    51            $  353,451.60
           60-89                    16            $  102,860.68
           90-119                   11            $   49,943.72
          over 120                 103            $  535,495.47
                                ------            -------------
          Totals:                  617            $3,736,776.42**

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 12/31/96       $ (433,174.31)
                                                  -------------

     Aggregate Principal Pool Balance as of
     12/31/96 (Net of Defaulted Auto Loans)       $3,303,602.11
                                                  =============


** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.


Nafco Trust 1 11/96

6.    Defaulted Auto Loans

   a. Auto Loans that became Defaulted Auto Loans during the Reporting Period.

            Number of                                   Aggregate Principal
            Auto Loans                                 Balance of Auto Loans
            ----------                                 ---------------------
                4       repossessions                             $37,032.53
                0       skip claims filed                              $0.00
                0       gap claims filed                               $0.00
                0       less: repos redeemed                           $0.00
                0       prev rptd skip now repo                        $0.00
                0       repurchase                                     $0.00
            ==========                                 =====================
                4               Totals                            $37,032.53

   b. Outstanding Defaulted Auto Loans as of 12/31/96

            Number of                                   Aggregate Principal
            Auto Loans                                 Balance of Auto Loans
            ----------                                 ---------------------
               64       repossessions                            $302,343.42
               10       skip claims filed                        $101,140.99
                6       gap claims filed                           $2,564.91
                4       Repo Redeemed                             $27,124.99
                        from prior reporting period
            ==========                                 =====================
               84               Totals                           $433,174.31

7.    Auto Loans with Modified Payment Schedules

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04(e) of the Pooling and Servicing Agreement during the Reporting Period

                               Aggregate Principal
            Number of            Balance of Auto            Description of
            Auto Loans               Loans                   Modification
            ----------         -------------------       ---------------------
                0                            $0.00       Term Extended 1 Month

8.    Repurchased Auto Loans

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                       Number of     Aggregate Principal    Aggregate Repurchase
           Party       Auto Loans   Balance of Auto Loans         Price
      ---------------  ----------   ---------------------   --------------------
      Seller              N/A

      Originator          N/A

      Master Servicer     N/A
                       ==========   =====================   ====================
      Totals               0                       $0.00                  $0.00

9.    Recoveries

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

        Number of
      Defaulted Auto
      Loans on which
        there were                                       Aggregate Amount of
        Recoveries        Source of Recoveries               Recoveries
      --------------      --------------------           -------------------
            6                Proceeds from                       $21,700.00
                           sale of collateral

           n/a               Proceeds from                        $9,574.25
                            insurance claims

           n/a                Paid Ahead                             $82.16

           n/a             Payments/(Reversals                    $1,065.41

            0                Proceeds from                            $0.00
                              Repurchase
      ==============                                     ===================
            6                                                    $32,421.82

10.   Repossession Information

                       Number of     Aggregate Principal      Aggregate Amount
          Action       Auto Loans   Balance of Auto Loans        Realized
      ---------------  ----------   ---------------------     ----------------
      Repossession         4                  $37,032.53

      Disposed of after
      Repossession         6                                       $21,700.00

      Repossessions
      Redeemed             0                       $0.00
                       ==========   =====================     ================
      Totals:             10                  $37,032.53           $21,700.00

11.   Losses

   a. The aggregate outstanding Principal Balance of Auto
      Loans written-off during the Reporting Period
      was..(Includes $24.65 In force close) .................. $      $2,311.03
                                                                ---------------

   b. The aggregate amount of uninsured claims (without
      duplication to amounts referred to in clause a) during
      the Reporting Period was ............................... $       N/A
                                                                ---------------

   c. The total amount of the losses on the Auto Loans
      during the Reporting Period was ........................ $      $2,311.03
                                                                ---------------

12.   Total Amount of Payments Collected during the Reporting
      Period and Deposited into the Collection Account

   a. The aggregate portion of Payments collected on the
      Auto Loans allocable to Scheduled Payments* in Respect
      of Interest on the Auto Loans during the Reporting
      Period was ............................................. $     $49,485.88
                                                                ---------------

   b. The aggregate portion of Payments collected on the
      Auto Loans allocable to Scheduled Payments in Respect
      of Principal on the Auto Loans during the Auto Loans
      during the Reporting Period was ........................ $    $101,135.28
                                                                ---------------

   c. The aggregate portion of Payments collected on the
      Auto Loans allocable to Prepayments* during the
      Reporting Period was ................................... $     $50,846.34
      (prin. $49,011.80 int. $1,834.54)                         ---------------

   d. Insurance Proceeds received on Active Auto Loans ....... $          $0.00
      (prin. $0.00 int. $0.00)                                  ---------------

   e. The aggregate portion of Payments collected on the
      Auto Loans allocable to Defaulted Auto Loan proceeds
      during the Reporting Period was ........................ $     $32,421.82
      (prin. $30,949.58 int. $1,472.24)                         ---------------

   f. The total amount of Payments collected on the Auto
      Loans and the total deposited into the Collection
      Account during the Reporting Period (sum of a+b+c+d+e)
      was .................................................... $    $233,889.32
                                                                ---------------

   g. Total Late Charges Collected ........................... $      $2,868.03
                                                                ---------------

   h. Excess Funds Recd. on Prev Paid Off Accounts ........... $        $225.99
       108903119905030091 ($44.31)                              ---------------
       108003110305001293 $270.00

   i. Extension Fee on Precomputed Loans ..................... $         $54.02
                                                                ---------------

   j. Total Cash Received .................................... $    $237,037.36
                                                                ---------------

13.   Amount and Computation of Monthly Servicing Fee.

   a. The Reimbursable Servicer Expenses with respect to the
      calendar month immediately preceding the date of this
      Servicer Report was .................................... $      $3,600.00
                                                                ---------------

   b. The Servicer Penalty Payments with respect to the
      period from and including the calendar month
      immediately preceding the date of this Servicer Report
      was .................................................... $      $1,434.02
                                                                ---------------

   c. The Servicer Variable Amount with respect to the
      calendar month immediately preceding the date of this
      Servicer Report was .................................... $      $1,340.12
                                                                ---------------

   d. The Monthly Servicing Fee owing to the Master Servicer
      with respect to the calendar month immediately
      preceding the date of this Servicer Report is (0.15% x
      the Aggregate Principal Balance of the Auto Loans at
      the end of the immediately preceding calendar month) ... $      $5,605.16
                                                                ---------------

   e. The Monthly Servicing Fee, if any, owing with respect
      to calendar months prior to the immediately preceding
      calendar month is ...................................... $          $0.00
                                                                ---------------

   f. The total amount owing to the Master Servicer on the
      next following Monthly Fee Date is ..................... $     $11,979.30
                                                                ---------------

14.   Events of Servicing Termination

      No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both (except as disclosed on the attached Annex A).

15.   Attached Schedules

      Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate.

In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, January 10, 1997.


                                       Electronic Data Systems Corporation
                                       as Servicer


                                       By: /s/ Joanne M. McGrath
                                           -------------------------------------
                                       Joanne McGrath, Senior Manager
                                       Electronic Data Systems Corporation, CAMD